UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

July 16, 2019 (July 10, 2019)

Internap Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31989	91-2145721
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number

12120 Sunset Hills Road, Suite 330, Reston, Virginia	20190
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 302-9700

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-2(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.001 par value	INAP	Nasdaq Global Market

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 10, 2019, James Keeley resigned from his position as Chief Financial Officer with Internap Corporation (the “Company”) and from all other positions he holds with the Company and each of its subsidiaries, effective August 30, 2019.  Mr. Keeley has resigned for a new opportunity with a private company.  Mr. Keeley’s resignation was not related to any disagreements with the Company on any matter relating to its operations, policies, practices or any issues regarding financial disclosures, accounting or legal matters.

Joseph DuFresne, the Company’s Vice President, Corporate Development is being promoted to Senior Vice President, Finance, Corporate Development and Treasury effective immediately.  The Company intends to appoint Mr. DuFresne to the additional role of Interim Chief Financial Officer, effective August 30, 2019, pending the Board’s appointment of a permanent Chief Financial Officer.

Mr. DuFresne, 51, has been the Company’s Vice President, Corporate Development since November 2017 and has led the Company’s capital raising and merger and acquisition activities. Mr. DuFresne has more than 25 years of operating company and investment banking experience. Prior to joining the Company, Mr. DuFresne was the CEO and CFO at Broad Valley Micro Fiber Networks Inc., a fiber and wireless infrastructure provider serving the Mid-Atlantic region. Mr. DuFresne also spent twelve years in investment banking where he covered the telecommunications sector with a focus on infrastructure businesses, including metro fiber and data center-related businesses. Over the course of his banking career, Mr. DuFresne executed a broad array of debt and equity financings and buy and sell-side M&A transactions in the U.S., Europe and Japan. Mr. DuFresne spent time at UBS and Oppenheimer & Co. and began his banking career at Deutsche Bank Securities. Mr. DuFresne started his career at UOP, a process technology licensor for the petrochemical and oil and gas industries. While at UOP, he lived and worked outside the U.S., including time in Europe, Russia, Asia, South America and Africa. Mr. DuFresne holds an M.B.A. from the Tuck School of Business at Dartmouth College and a Bachelor of Science in chemical engineering from Montana State University.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNAP CORPORATION

Date: July 16, 2019	By:	/s/ Richard P. Diegnan
Richard P. Diegnan
EVP and General Counsel